Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

13. Income Taxes

There is no provision for federal income taxes in 2012 and 2013 and for the period from December 10, 2008 (date of inception) to December 31, 2013, respectively.

Income tax expense in 2012 and 2013 differed from the amount expected by applying the statutory federal tax rate to the income or loss before taxes as summarized below:

	December 31,
	2012	2013
Federal tax benefit at statutory rate	34%	34%
State tax benefit net of federal effect	—	—
Change in valuation allowance	(33%)	(42)%
Research and development credits	—	9%
Non-deductible expenses and other	(1)%	(1)%

Total	0%	0%

Deferred income taxes reflect the net tax effects of net operating loss and tax credit carryforwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax assets were calculated using an effective tax rate of 40%. Significant components of the Company’s net deferred tax assets at December 31, 2012 and 2013 are as follows (in thousands):

	December 31,
	2012	2013
Net operating loss carry forwards	$14,090	$21,414
Research and development tax credits	540	2,414
Accruals and reserves	176	47
Depreciation and amortization	46	89

Total deferred tax assets	14,852	23,964
Less: Valuation allowance	(14,852)	(23,964)

Net deferred tax assets	$—	$—

The Company’s accounting for deferred taxes involves the evaluation of a number of factors concerning the realizability of its net deferred tax assets. The Company primarily considered such factors as its history of operating losses, the nature of the Company’s deferred tax assets, and the timing, likelihood and amount, if any, of future taxable income during the periods in which those temporary differences and carryforwards become deductible. At present, the Company does not believe that it is more likely than not that the deferred tax assets will be realized; accordingly, a full valuation allowance has been established and no deferred tax asset is shown in the accompanying balance sheets.

The valuation allowance increased by approximately $5.2 million in 2012 and $9.1 million in 2013.

At December 31, 2013, the Company has net operating loss carryforwards for federal income tax purposes of approximately $53.7 million and federal research and development tax credits of approximately $932,000, which begin to expire in 2029. The Company also has net operating loss carryforwards for state income tax purposes of approximately $53.7 million, which begin to expire in 2029, and state research and development tax credits of approximately $538,000 which have no expiration date. Additionally, the Company has an Orphan Drug Credit of approximately $1.4 million for federal income tax purposes, which begins to expire in 2033.

Utilization of net operating losses and tax credit carryforwards may be limited by the “ownership change” rules, as defined in Section 382 of the Internal Revenue Code (any such limitation, a “Section 382 limitation”). Similar rules may apply under state tax laws. The Company has performed an analysis to determine whether an “ownership change” occurred from inception to December 31, 2013. Based on this analysis, management determined that the Company did experience historical ownership changes of greater than 50% during this period. Therefore, the utilization of a portion of the Company’s net operating losses and credit carryforwards is currently limited. However, these Section 382 limitations are not expected to result in a permanent loss of the net operating losses and credit carryforwards. As such, a reduction to the Company’s gross deferred tax asset for its net operating loss and tax credit carryforwards is not necessary prior to considering the valuation allowance. In the event the Company experiences any subsequent changes in ownership, the amount of net operating losses and research and development credit carryforwards useable in any taxable year could be limited and may expire unutilized.

The Company follows the provisions of FASB Accounting Standards Codification 740-10 (ASC 740-10), Accounting for Uncertainty in Income Taxes. ASC 740-10 prescribes a comprehensive model for the recognition, measurement, presentation and disclosure in financial statements of uncertain tax positions that have been taken or expected to be taken on a tax return. No liability related to uncertain tax positions is recorded in the financial statements. At December 31, 2012 and 2013, the Company’s reserve for unrecognized tax benefits is approximately $73,000 and $287,000, respectively. Due to the full valuation allowance at December 31, 2013, current adjustments to the unrecognized tax benefit will have no impact on the Company’s effective income tax rate; any adjustments made after the valuation allowance is released will have an impact on the tax rate. The Company does not anticipate any significant change in its uncertain tax positions within 12 months of this reporting date. The Company includes penalties and interest expense related to income taxes as a component of other expense and interest expense, respectively, as necessary.

Because the statute of limitations does not expire until after the net operating loss and credit carryforwards are actually used, the statute is open for all tax years from inception, that is, for the period from December 10, 2008 (date of inception) to December 31, 2013 and forward for federal and state tax purposes.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Amount
Balance at January 1, 2012	$62
Increases based on tax positions taken during a current period	11

Balance at December 31, 2012	73
Increases based on tax positions taken during a prior period	31
Increases based on tax positions taken during a current period	183

Balance at December 31, 2013	$287

All tax years remain open for examination by federal and state tax authorities.